                                                                    EXHIBIT 10.1
                                                                    ------------

[ ] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2









                           SOFTWARE LICENSE AGREEMENT

                                     BETWEEN

                            LUCENT TECHNOLOGIES INC.

                                       AND

                           STATISTICAL SCIENCES, INC.





                        EFFECTIVE AS OF FEBRUARY 18, 1996





                         RELATING TO LUCENT'S S SOFTWARE

                           SOFTWARE LICENSE AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I - STATUS OF PRIOR AGREEMENTS

1.01  Prior Agreements
1.02  Retained Rights and Licenses and Survival of Obligations

ARTICLE II - RIGHT TO USE SOFTWARE PRODUCT

2.01  Grant of Right
2.02  Furnishing of SOFTWARE PRODUCT
2.03  Ownership
2.04  Non-Transmission
2.05  U.S. Export Control
2.06  Maintenance
2.07  Contractors

ARTICLE III - SUBLICENSING RIGHTS

3.01  Grant of Rights
3.02  Enforcement

ARTICLE IV - SOLE LICENSEE CONDITIONS

4.01  Development of CUSTOMER SOFTWARE
4.02  Termination of Certain Rights and Licenses

ARTICLE V - FEES

5.01  Yearly Fees
5.02  Sublicensing Fees
5.03  Accrual
5.04  Records
5.05  Payments
5.08  Taxes

ARTICLE VI - TERM OF THE AGREEMENT AND TERMINATION

6.01  Term
6.02  Termination for Breach.
6.03  Survival

ARTICLE VII -  MISCELLANEOUS PROVISIONS

7.01  Agreement Prevails
7.02  Disclaimer
7.03  Nothing Construed
7.04  Confidentiality
7.05  Publicity
7.06  Nonassignability
7.07  Addresses
7.08  Integration
7.09  Choice of Law
7.10  SUBSIDIARIES
7.11  Dispute Resolution
7.12  Additional Agreements

APPENDIX A - DEFINITIONS

APPENDIX B - DELIVERABLES COMPRISING NEW SOFTWARE PRODUCT

APPENDIX C - YEARLY FEE SCHEDULE

APPENDIX D - SUBLICENSING FEE SCHEDULE

                           SOFTWARE LICENSE AGREEMENT

      This Software License Agreement ("Agreement") is effective as of February 18, 1996. The Parties to this Agreement, LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and STATISTICAL SCIENCES, INC., a Massachusetts corporation ("LICENSEE"), having an office at 1700 Westlake Avenue North, Suite 500, Seattle, Washington 98107, agree as follows.(1)

                                    ARTICLE I

                           STATUS OF PRIOR AGREEMENTS

1.01  PRIOR AGREEMENTS

      LUCENT, as successor to American Telephone and Telegraph Company, and LICENSEE are parties to PRIOR LICENSE AGREEMENTS.

1.02  RETAINED RIGHTS AND LICENSES AND SURVIVAL OF OBLIGATIONS

      As of the effective date hereof, all licenses, rights and obligations under PRIOR LICENSE AGREEMENTS are terminated except: (i) licenses, rights and obligations with respect to each product made, imported, sold, leased or put into use under PRIOR LICENSE AGREEMENTS prior to the effective date of this Agreement, and (ii) those obligations which, either explicitly or by their nature, would survive termination of PRIOR LICENSE AGREEMENTS including, but not limited to, confidentiality obligations and obligations to pay fees and royalties due under such PRIOR LICENSE AGREEMENTS.


                                   ARTICLE II

                          RIGHT TO USE SOFTWARE PRODUCT

2.01  GRANT OF RIGHT

      (a) LUCENT, at the request of LICENSEE, grants to LICENSEE, during the
term of this Agreement as set forth in Section 6.01, a [     ] and [     ] right
to [ ] SOFTWARE PRODUCT, subject to Section 2.05, [     ] for LICENSEE's [
                                  ].  Such right to use includes the right to
[            ] SOFTWARE PRODUCT and to [                                     ],
provided that any such [    ] or [           ] that contains any part of
SOFTWARE PRODUCT is treated hereunder the same as SOFTWARE PRODUCT. During the SOLE LICENSEE PERIOD, LUCENT agrees not to grant to any other party, except SUBSIDIARIES of LUCENT and except as otherwise expressly provided in this
Agreement, rights to [       ] SOFTWARE PRODUCT or to [     ] SOFTWARE PRODUCT
and [       ]. LUCENT claims no ownership interest in any portion of
a [         ] or [        ] that is [                                       ].

-----------------------------

(1) Terms in capital letters defined in the Definitions Appendix shall have the meanings specified therein.

      (b) LUCENT further grants to LICENSEE, during the term of this Agreement
as set forth in Section 6.01, [                    ] and [                    ]
right to [          ] and [            ] copies of CUSTOMER SOFTWARE under the
terms and conditions set forth in Article III herein.

      (c) LICENSEE may make those copies of SOFTWARE PRODUCT necessary to the use by LICENSEE for which rights are granted hereunder, provided that each such copy contains any copyright or proprietary notice appearing on or in SOFTWARE PRODUCT being copied.

      (d) LICENSEE agrees that it will not use or copy SOFTWARE PRODUCT except as authorized herein.

      (e) Except as expressly provided in this Agreement, no right is granted for the use of SOFTWARE PRODUCT directly for any third person, or for any use by any third person of SOFTWARE PRODUCT. By way of example, but not of limitation,
use of SOFTWARE PRODUCT in a [              ] or a [           ] is permitted
only pursuant to a specific, separate provision. Upon request by LICENSEE, LUCENT will enter into negotiations with LICENSEE for an agreement, under reasonable terms and conditions, granting rights under such a specific, separate provision.

2.02  FURNISHING OF SOFTWARE PRODUCT

      Subject to receipt by LUCENT of the first yearly fee as specified in
Section 5.01, within a reasonable time after such receipt, LUCENT shall furnish the NEW SOFTWARE PRODUCT portion of SOFTWARE PRODUCT to LICENSEE in the form specified in APPENDIX B - DELIVERABLES COMPRISING NEW SOFTWARE PRODUCT, attached hereto. LICENSEE acknowledges possession of PRIOR SOFTWARE PRODUCT delivered to LICENSEE by LUCENT. LUCENT agrees to consider requests by LICENSEE to furnish additional source code and documentation relating to S. Any such furnished additional source code and documentation shall be considered and treated as part of NEW SOFTWARE PRODUCT.

2.03  OWNERSHIP

      No ownership interest in SOFTWARE PRODUCT, or any portion thereof, is transferred to LICENSEE hereunder. Nothing herein requires LICENSEE to furnish CUSTOMER SOFTWARE or ADAPTATIONS to LUCENT.

2.04  NON-TRANSMISSION

      LICENSEE agrees that it will not, without the prior written consent of LUCENT, transmit, directly or indirectly, SOFTWARE PRODUCT to any country outside of the United States.

2.05  U.S. EXPORT CONTROL

      (a) LICENSEE hereby assures LUCENT that it does not intend to and will not knowingly, without the prior written consent, if required, of the Bureau of Export Administration of the U.S. Department of Commerce, Washington, D.C. 20230, United States of America, transmit directly or indirectly:

            (i)   CUSTOMER SOFTWARE; or

            (ii) any immediate product (including processes and services) produced directly by the use of SOFTWARE PRODUCT or CUSTOMER SOFTWARE; or

            (iii) any commodity produced by such immediate product if the immediate product of SOFTWARE PRODUCT or CUSTOMER SOFTWARE is a plant capable of producing a commodity or is a major component of such plant;

      to (1) Haiti, Iran, Iraq, the People's Republic of China, Syria, those areas of the Republic of Bosnia and Herzegovina that continue under the control of Bosnian-Serb military forces, or to any Group Q, S, Y or Z country specified in Supplement No. 1 to Part 770 of the Export Administration Regulations issued by the U.S. Department of Commerce or (2) any national or resident of the foregoing countries.

      (b) If the immediate product of SOFTWARE PRODUCT or CUSTOMER SOFTWARE is a plant or a major component of a plant, LICENSEE hereby assures LUCENT that any and all requirements of the Export Administration Regulations (including obtaining necessary assurances or licenses) will be satisfied with respect to any controlled commodity produced by such plant.

2.06  MAINTENANCE

      During the term of this Agreement and following delivery of SOFTWARE PRODUCT to LICENSEE, LUCENT may furnish, at its discretion, updates to SOFTWARE PRODUCT. Such updates may include minor enhancements and/or revisions to correct known problems. Appropriate documentation will be included with such updates. One copy of each update will be furnished to LICENSEE. Such updates shall be considered to be part of NEW SOFTWARE PRODUCT.

2.07  CONTRACTORS

      (a) LICENSEE may permit access to SOFTWARE PRODUCT by its contractors and may furnish and allow use of SOFTWARE PRODUCT by its contractors provided such access, furnishing and use is exclusively for LICENSEE in connection with work called for in written agreements between LICENSEE and such contractors in accordance with Section 2.07(f) of this Agreement.

      (b) Any claim, demand or right of action arising on behalf of a contractor from the furnishing to it or use by it of SOFTWARE PRODUCT shall be solely against LICENSEE.

      (c) Contractors shall agree to the same responsibilities and obligations and other restrictions pertaining to the use of SOFTWARE PRODUCT as those undertaken by LICENSEE under this Agreement.

      (d) When a contractor's work for LICENSEE is completed, all copies of SOFTWARE PRODUCT furnished to such contractor or made by such contractor and all copies of any modifications or derivative works made by such contractor based on SOFTWARE PRODUCT shall be returned to LICENSEE or destroyed, including any copies stored in any computer memory or storage medium.

      (e) A contractor may not acquire any ownership interest in any modification or ADAPTATION prepared by such contractor based on or using SOFTWARE PRODUCT subject to this Agreement unless such contractor also becomes a licensee of LUCENT for SOFTWARE PRODUCT.

      (f) LICENSEE and any such contractor shall enter into a written agreement before or at the time of permitting access to, allowing the use of or furnishing of SOFTWARE PRODUCT by such contractor. Such written agreement shall be consistent with the requirements of this Section 2.07. Copies of such agreements shall be provided to LUCENT on request; however, portions of such agreements not required by this Section 2.07 maybe deleted from such copies.


                                   ARTICLE III

                               SUBLICENSING RIGHTS

3.01  GRANT OF RIGHTS

      (a) LUCENT, subject to receipt by LUCENT of the fees specified in Sections
5.01 and 5.02, grants to LICENSEE, during the term of this Agreement as set
forth in Section 6.01, [             ] and [                ] rights:

            (i)   To [             ] CUSTOMER SOFTWARE, [                      ]
                  of CUSTOMER SOFTWARE and [                             ]
                  or [                                       ], such copies
                  to customers anywhere in the world (subject to LICENSEE satisfying applicable U.S. Government and foreign government export requirements) for use on customers' CPUs
                  [           ] for such customers' [                        ],
                  provided that the entity (LICENSEE or DISTRIBUTOR) obtains agreement, either in writing or via a shrink wrap agreement, with such a customer, before or at the time of furnishing each copy of CUSTOMER SOFTWARE, that:

                  (1)   only a [                ], [                       ]
                        and [                             ] to        [     ]
                        such copy of CUSTOMER SOFTWARE is granted to such customer;

                  (2) no ownership interest in CUSTOMER SOFTWARE is transferred to such customer;

                  (3) such customer will not copy CUSTOMER SOFTWARE except as necessary to use such CUSTOMER SOFTWARE for backup and archive purposes in connection with such use;

                  (4) if a customer's right-to-use is terminated for any reason, such customer will either destroy or return all copies of CUSTOMER SOFTWARE in its possession;

                  (5) such customer will not transfer CUSTOMER SOFTWARE to any other party except as authorized by LICENSEE;

                  (6) such customer will not export or re-export CUSTOMER SOFTWARE without the appropriate United States and/or foreign government licenses;

                  (7) such customer will not reverse compile or disassemble CUSTOMER SOFTWARE; and

                  (8) LUCENT does not warrant CUSTOMER SOFTWARE, does not assume any liability regarding CUSTOMER SOFTWARE and does not undertake to furnish any support or information regarding CUSTOMER SOFTWARE;

            (ii) to donate, free of any payment of fee to LUCENT, CUSTOMER SOFTWARE to not-for-profit institutions upon prior written approval of LUCENT. Any request for approval shall state the reason for such donation, and LUCENT shall respond within forty-five (45) days of receipt of such request. LUCENT reserves the right to deny any such request. Any request granted shall indicate to the donee that LUCENT is participating in such donation, and

            (iii) to use CUSTOMER SOFTWARE [                                   ]
                  that are to be delivered to customers and for [              ]
                  CUSTOMER SOFTWARE to prospective customers.

      (b) Each portion of CUSTOMER SOFTWARE shall include an appropriate copyright notice. Such copyright notice may be the copyright notice or notices appearing in or on the corresponding portions of SOFTWARE PRODUCT or, if LICENSEE makes copyrightable changes in developing CUSTOMER SOFTWARE, LICENSEE's copyright notice.

      (c) During the SOLE LICENSEE PERIOD, LUCENT agrees not to grant to any other party, except to SUBSIDIARIES of LUCENT, rights of the scope of the rights granted in Section 3.01 (a).

      (d) LICENSEE shall require each DISTRIBUTOR to enter into a written agreement with its supplier (LICENSEE or another DISTRIBUTOR) of CUSTOMER SOFTWARE before CUSTOMER SOFTWARE is furnished to such DISTRIBUTOR. Such agreement shall include provisions consistent with and containing the relevant substance of Sections 3.01(a), 3.01(e), 3.01(f) and this Section 3.01(d). For a DISTRIBUTOR who is also to be an AUTHORIZED COPIER, such agreement shall also include provisions consistent with and containing the relevant substance of
Section 5.04.

      (e) DISTRIBUTORS who are not also AUTHORIZED COPIERS may not make copies of CUSTOMER SOFTWARE, but may furnish to customers, and other DISTRIBUTORS copies of CUSTOMER SOFTWARE furnished to such DISTRIBUTOR by LICENSEE or other DISTRIBUTORS.

      (f) If a DISTRIBUTOR fails to fulfill one or more of its obligations under the agreement required by Section 3.01(d), LUCENT may, upon its election and in addition to any other remedies that it may have, at any time notify LICENSEE in writing of such breach and require LICENSEE to terminate all the DISTRIBUTOR'S rights granted in such agreement by not less than three (3) months' written notice to such DISTRIBUTOR specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied; upon such termination such DISTRIBUTOR shall within thirty (30) days immediately discontinue use of and return or destroy all copies of CUSTOMER SOFTWARE in its possession.

      (g) LUCENT agrees that it will, if so requested by LICENSEE during the term of this Agreement as set forth in Section 6.01, grant LICENSEE the right to
[ ] CUSTOMER SOFTWARE, under reasonable terms and conditions, for [ ] and
[                                        ]. LUCENT agrees that it will, if so
requested by LICENSEE during the term of this Agreement as set forth in Section
in 6.01, consider entering into a [                                 ] with a
[                                                 ]; however, the entering into
of any such [                         ] shall be at LUCENT's sole discretion.

3.02  ENFORCEMENT

      LICENSEE shall use its best efforts to enforce the agreements with customers and DISTRIBUTORS specified in Section 3.01 of this Agreement.

                                   ARTICLE IV

                            SOLE LICENSEE CONDITIONS

4.01  DEVELOPMENT OF CUSTOMER SOFTWARE

      In partial consideration for the rights and licenses granted herein,
LICENSEE agrees to [                                                  ] and to
[                                            ], [                             ],
CUSTOMER SOFTWARE which CUSTOMER SOFTWARE [                                   ]
furnished in NEW SOFTWARE PRODUCT [

                                                ].

4.02  TERMINATION OF CERTAIN RIGHTS AND LICENSES

      The Parties agree that if LICENSEE fails to fulfill its obligation under
Section 4.01 that: (i) the agreement by LUCENT in Sections 2.01(a) and 3.01(c) not to grant licenses and rights to third parties, with respect to the NEW
SOFTWARE PRODUCT portion of SOFTWARE PRODUCT, is void as of [                ],
but that all other rights, licenses and obligations shall continue, and (ii)
the yearly fee due pursuant to Section 5.01 and specified in APPENDIX C - [    ]
FEE SCHEDULE, shall be reduced to [                     ] United States dollars
(U.S. $[             ]) for the years [                ] and [              ]
and the sublicensing fee due pursuant to Section 5.02 and specified in
APPENDIX D - SUBLICENSING FEE SCHEDULE, shall be reduced to [        ] ([  ])
[            ] for the years [                         ] and [       ].

                                    ARTICLE V

                                      FEES

5.01  YEARLY FEES

      In partial consideration for the rights and licenses granted herein, LICENSEE shall pay to LUCENT the yearly fees specified in APPENDIX C - YEARLY FEE SCHEDULE, subject to Section 4.02. All payments shall be payable within sixty (60) days of the due date as specified. In no event shall fees payable under this Section 5.01 be refundable. Fees payable to LUCENT under this Section
5.01 shall not be credited against any sublicensing fees payable under Section
5.02 of this Agreement.

5.02  SUBLICENSING FEES

      (a) For the sublicensing rights granted under Article III of this Agreement, LICENSEE shall pay to LUCENT, in the manner and at the times specified in Section 5.05, fees as specified in APPENDIX D - SUBLICENSING FEE SCHEDULE hereto, subject to Section 4.02.

      (b) Amounts paid to LUCENT under this Section 5.02 shall not be credited against any yearly fees payable under Section 5.01.

5.03 ACCRUAL

      (a) Fees shall accrue on CUSTOMER SOFTWARE upon the first sale, lease, license or putting into use of such CUSTOMER SOFTWARE. Obligations to pay accrued royalties shall survive termination of licenses and rights pursuant to
Article VI.

      (b) When a company ceases to be a SUBSIDIARY of LICENSEE, fees which have accrued with respect to any products of such company, but which have not been paid, shall become payable with LICENSEE's next scheduled royalty payment.

5.04  RECORDS

      (a) LICENSEE shall, for a seven (7) year period, keep full, clear and accurate records of sales, leases, and other uses of CUSTOMER SOFTWARE by LICENSEE or DISTRIBUTORS contributing to SUBLICENSING REVENUE, which records include, but are not limited to, MAINTENANCE AGREEMENTS and of the number of copies and price of CUSTOMER SOFTWARE furnished to customers.

      (b) LICENSEE shall require that each AUTHORIZED COPIER shall, for a seven
(7) year period, keep full, clear and accurate records of sales, leases, and other uses of CUSTOMER SOFTWARE by such AUTHORIZED COPIER contributing to SUBLICENSING REVENUE, which records include, but are not limited to, the number of copies and price of CUSTOMER SOFTWARE furnished.

      (c) LICENSEE shall require that each AUTHORIZED COPIER shall furnish a statement at least semiannually to LICENSEE identifying the number of copies of CUSTOMER SOFTWARE furnished to customers and other DISTRIBUTORS since the previous such statement was furnished.

      (d) LICENSEE shall keep full, clear and accurate records of the identities and locations of AUTHORIZED COPIERS.

      (e) LUCENT shall have the right to make an examination and audit during normal business hours, not more frequently than annually, of all records kept pursuant to this Section 5.04 by LICENSEE, its SUBSIDIARIES and AUTHORIZED COPIERS and such other records and accounts as may under recognized accounting practices contain information bearing upon the amounts of fees payable to LUCENT under this Agreement. Prompt adjustment shall be made by the proper Party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit nor the right to receive such adjustment shall be affected by any statement to the contrary appearing on checks or otherwise unless such statement appears in a letter signed by the Party having such right expressly waiving such right and such letter is delivered to the other Party.

5.05  PAYMENTS

      (a) Within ninety (90) days after the end of each semiannual period ending on June 30th or December 31st, commencing with the semiannual period ending December 31, 1996, LICENSEE shall furnish to LUCENT a statement, in form acceptable to LUCENT and certified by an authorized representative of LICENSEE, identifying SUBLICENSING REVENUE and remitting fees due pursuant to Section 5.02, and including the number of copies and price of CUSTOMER SOFTWARE that were furnished by LICENSEE, its SUBSIDIARIES and DISTRIBUTORS to customers and
the [                                   ] of MAINTENANCE AGREEMENTS during such
semiannual period.

      (b) Statements and payments shall be sent to LUCENT at the address specified in Section 7.07 of this Agreement.

      (c) Overdue payments shall be subject to a late payment charge calculated at an annual rate of three percent (3%) over the prime rate (as posted in New York City in the Wall Street Journal during delinquency). If the amount of such late payment charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum amount.

      (d) LICENSEE shall furnish whatever additional information LUCENT may reasonably prescribe from time to time to enable LUCENT to ascertain the amounts of fees payable pursuant hereto.

5.06  TAXES

      LICENSEE shall pay any tax, duty, levy, customs fee, or similar charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result of the operation or existence of this Agreement, including taxes which LICENSEE or its SUBSIDIAIRIES are required to withhold or deduct from payments to LUCENT, except (i) net income taxes imposed upon LUCENT by any governmental entity within the United States (the fifty (50) States and the District of Columbia), and (ii) net income taxes imposed upon LUCENT by jurisdictions outside the United States which are allowable as a credit against the United States Federal income tax of LUCENT or any of its SUBSIDIARIES. In order for the exception in (ii) to be effective, LICENSEE must furnish to LUCENT evidence sufficient to satisfy the United States taxing authorities that such taxes have been paid. Such evidence must be furnished to LUCENT within thirty
(30) days of issuance by the local taxing authority.

                                   ARTICLE VI

                      TERM OF THE AGREEMENT AND TERMINATION

6.01  TERM

      The term of this Agreement shall commence on February 18, 1996 and shall continue, unless terminated pursuant to Sections 6.02 or 6.03, for a term of six
(6) years.

6.02  TERMINATION FOR BREACH

      If LICENSEE or any of its SUBSIDIARIES fails to fulfill one or more of its obligations under this Agreement, LUCENT may, upon its election and in addition to any other remedies that it may have, at any time terminate all the rights granted by it hereunder by not less than [ ] ([ ]) [ ] written notice to LICENSEE specifying any such breach, unless within the period of such notice all breaches specified therein shall have been remedied. Upon such termination LICENSEE and its SUBSIDIARIES shall destroy all copies of SOFTWARE PRODUCT in its possession and certify such destruction in writing to LUCENT within thirty
(30) days. Upon such termination LICENSEE and its SUBSIDIAIRIES shall also immediately discontinue distribution and use of and destroy all copies of CUSTOMER SOFTWARE in its possession.

6.03  SURVIVAL

      The obligations of LICENSEE and its SUBSIDIARIES under Sections 2.04, 2.05, 5.05 7.04 and 7.05 shall survive and continue after any termination of rights under this Agreement. The rights and obligations of customers in Section 301(a)(i)(18) shall survive and continue after termination of LICENSEE's rights under this Agreement.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

7.01  AGREEMENT PREVAILS

      This Agreement shall prevail notwithstanding any conflicting terms or legends which may appear on or in SOFTWARE PRODUCT.

7.02  DISCLAIMER

      LUCENT AND ITS SUBSIDIARIES MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESSLY OR IMPLIEDLY. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LUCENT AND ITS SUBSIDIARIES MAKE NO REPRESENTATIONS OR WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR THAT THE USE OF SOFTWARE PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT. LUCENT AND ITS SUBSIDIARIES SHALL NOT BE HELD TO ANY LIABILITY WITH RESPECT TO ANY CLAIM BY LICENSEE OR ITS SUBSIDIARIES, OR A THIRD PARTY ON ACCOUNT OF, OR ARISING FROM, THE USE OF SOFTWARE PRODUCT.

7.03  NOTHING CONSTRUED

      Nothing contained herein shall be construed as:

            (i) conferring by implication, estoppel or otherwise, any license or right to use any name, trade name, trademark, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof;

            (ii) an obligation upon LUCENT or any of its SUBSIDIARIES to furnish any person, including LICENSEE, any assistance of any kind whatsoever, or any information or documentation other than updates to SOFTWARE PRODUCT furnished pursuant to Section 2.06; or

            (iii) a grant to LICENSEE to sell, lease, sublicense (except to
                  SUBSIDIARIES) or otherwise transfer or dispose of SOFTWARE PRODUCT, in whole or in part.

7.04  CONFIDENTIALITY

      (a) LICENSEE agrees to hold all parts of SOFTWARE PRODUCT in confidence for LUCENT. LICENSEE further agrees not to make any disclosure of SOFTWARE PRODUCT (including methods or concepts utilized therein) to anyone, except to employees and contractors of LICENSEE to whom such disclosure is necessary to the use for which rights are granted hereunder.

      (b) LICENSEE shall appropriately notify all employees and contractors to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by them.

      (c) LICENSEE's obligations under this Section 7.04 shall not apply to any information relating to SOFTWARE PRODUCT (including any method or concept utilized therein) that:

            (i) is or becomes available without restriction to the general public by acts not attributable to LICENSEE, its employees or its contractors;

            (ii) was rightfully in LICENSEE's possession without limitation on disclosure before disclosure hereunder to LICENSEE;

            (iii) is rightfully disclosed to LICENSEE by a third party without restrictions on disclosure; or

            (iv) is inherently disclosed by use of CUSTOMER SOFTWARE in accordance with this Agreement.

7.05  PUBLICITY

LICENSEE agrees that it will not, without the prior permission of LUCENT:

            (i) use in advertising, publicity, packaging, labeling or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned by LUCENT or any of its SUBSIDIARIES or used by LUCENT or any of its SUBSIDIARIES to identify any of its or their products or services; or

            (ii) represent, directly or indirectly, that any product or service of LICENSEE is a product or service of LUCENT or any of its SUBSIDIARIES or is made in accordance with or utilizes any information or documentation of LUCENT or any of its SUBSIDIARIES.

7.06  NONASSIGNABILITY

The Parties hereto have entered into this Agreement in contemplation of [ ] performance by LICENSEE and intend that the rights granted to LICENSEE hereunder
[             ]. Accordingly, [                    ] this Agreement [          ]
rights [
         ].

7.07  ADDRESSES

      (a) Any notice or other communication hereunder shall be sufficiently given to LICENSEE when sent by certified mail addressed to Math Soft, Inc., 101 Main Street, Cambridge, Massachusetts 02142, Attn: Chief Financial Officer or to LUCENT when sent by certified mail addressed to Contract Administrator, Intellectual Property, Lucent Technologies Inc., 2333 Ponce de Leon Boulevard - Suite 511, Coral Gables, Florida 33134. Changes in such addresses may be specified by written notice.

      (b) Payments by LICENSEE shall be made to LUCENT at Sun Trust, P.O. Box 913021, Orlando, Florida, 32891-3021. Alternatively, payments to LUCENT may be made by bank wire transfers to LUCENT's account: Lucent Technologies Licensing, Account No. 910-2-568475, at Chase Manhattan Bank, N.A., 4 Metrotech Center, Brooklyn, New York 11245. Changes in such address or account may be specified by written notice.

7.08  INTEGRATION

This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. Neither of the Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, in prior written agreements, or in a writing executed with or subsequent to the execution of this Agreement by an authorized representative of the Party to be bound thereby.

7.09  CHOICE OF LAW

The Parties are familiar with the principles of New York commercial law, and desire and agree that the law of the State of New York, exclusive of its conflict of laws provisions, shall apply in any dispute arising with respect to this Agreement.

7.10  SUBSIDIARIES

      (a) The grant of each right and license hereunder includes the right to grant sublicenses and similar rights within the scope of the Agreement to a Party's SUBSIDIARIES for so long as they remain its SUBSIDIARIES and agree to abide by the terms, conditions and obligations herein. Any such sublicenses and similar rights may be made effective retroactively, but not prior to the effective date hereof, nor prior to the becoming a SUBSIDIARY of such Party.

      (b) LICENSEE agrees that when a SUBSIDIARY's relationship to LICENSEE changes so that it is no longer a SUBSIDIARY of LICENSEE, (i) all rights of such former SUBSIDIARY to use SOFTWARE PRODUCT subject to this Agreement shall immediately cease, (ii) such former SUBSIDIARY shall immediately discontinue use of and return to LICENSEE or destroy all copies of SOFTWARE PRODUCT and (iii) such former SUBSIDIARY shall return to LICENSEE or destroy all copies of CUSTOMER SOFTWARE for which fees under Section 5.04 have not been paid.

7.11  DISPUTE RESOLUTION

      (a) If a dispute arises out of or relates to this Agreement, or the breach, termination or validity thereof, the Parties agree to submit the dispute to a sole mediator selected by the Parties or, at any time at the option of a Party, to mediation by the American Arbitration Association ("AAA"). If not thus resolved, it shall be referred to a sole arbitrator selected by the Parties within thirty (30) days of the mediation, or in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act.

      (b) Any award made (i) shall be a bare award limited to a holding for or against a Party and affording such remedy as is deemed equitable, just and within the scope of the Agreement; (ii) shall be without findings as to issues (including but not limited to patent validity and/or infringement) or a Statement of the reasoning on which the award rests; (iii) may in appropriate circumstances (other than patent disputes) include injunctive relief; (iv) shall be made within four (4) months of the appointment of the arbitrator; and (v) may be entered in any court.

      (c) The requirement for mediation and arbitration shall not be deemed a waiver of any right of termination under this Agreement and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the Parties prior to any such termination.

      (d) The arbitrator shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of the Agreement.

      (e)   The place of mediation and arbitration shall be New York City.

      (f) Each Party shall bear its own expenses but those related to the compensation and expenses of the mediator and arbitrator shall be borne equally.

      (g) A request by a party to a court for interim measures shall not be deemed a waiver of the obligation to mediate and arbitrate.

      (h) The arbitrator shall not have authority to award punitive or other damages in excess of compensatory damages and each Party irrevocably waives any claim thereto.

      (i) The Parties, their representatives, other Participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence.

7.12  ADDITIONAL AGREEMENTS

LICENSEE acknowledges that the rights granted herein in Sections 2.01(a), 2.01
(b), and 3.01 (a) are, subject to payment of fees specified herein and unless this Agreement is otherwise terminated, for the term of this Agreement as set forth in Section 6.01. The Parties agree that, if each Party so desires and if LICENSEE has not materially breached this Agreement, an agreement, effective subsequent to the termination of this Agreement, specifying similar rights, licenses and obligations will be negotiated on reasonable terms and conditions.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      STATISTICAL SCIENCES - IPKEO - 121896



      IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

            LUCENT TECHNOLOGIES INC.


                  By:
                     -----------------------------------------

                  Title:
                        --------------------------------------

                  Date:
                       ---------------------------------------


            STATISTICAL SCIENCES, INC.


                  By:
                     -----------------------------------------

                  Title:
                        --------------------------------------

                  Date:
                       ---------------------------------------




THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY IN ANY MANNER UNLESS DULY
             EXECUTED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES

                                   APPENDIX A

                                   DEFINITIONS



      ADAPTATION means any [                  ] work [                   ] on
SOFTWARE PRODUCT including (i) any work [                    ] any of SOFTWARE
PRODUCT [              ], (ii) any work [ ] any COMPUTER PROGRAM from SOFTWARE
PRODUCT [          ] in a [             ] or [             ] to [             ]
on a [                       ], (iii) any work [ ] a [         ] or [         ]
from SOFTWARE PRODUCT that LICENSEE is obligated to keep in confidence hereunder of (iv) any work otherwise covered by any of LUCENT's intellectual property rights in SOFTWARE PRODUCT.

      AUTHORIZED COPIER means a DISTRIBUTOR authorized by LICENSEE to make copies of CUSTOMER SOFTWARE.

      CPU means central processing unit.

      COMPUTER PROGRAM means any object-code and/or source-code instruction or plurality of such instructions for controlling the operation of a CPU.

      CUSTOMER SOFTWARE means (i) COMPUTER PROGRAMS, [                     ] or
[           ] SOFTWARE PRODUCT or [                ], (ii) documentation listed
in APPENDIX B-DELIVERABLES COMPRISING NEW SOFTWARE PRODUCT and any other documentation included in or based on SOFTWARE PRODUCT or an ADAPTATION.

      DISTRIBUTOR means an entity authorized by LICENSEE or another DISTRIBUTOR to receive copies of CUSTOMER SOFTWARE from LICENSEE or another DISTRIBUTOR and furnish such copies to customers and/or other DISTRIBUTORS.

      [                                      ] means, with respect to any item
(or service) [                  ], [                ] or [                   ],
the [              ] of (i) the [                   ] which a [             ]
would [          ] from [                              ] in [                 ]
in [                                  ] of [                               ] in
[                          ] and [                           ] and [          ]
as [                 ], [         ][                             ]; or (ii) the
[                                         ] for [                    ] in the
[                   ], whether or not [                   ] (and without
excluding therefrom any [                ] or [                               ]
thereof which are included in such [                       ]).

      In determining "[            ]" price the following shall be [          ]:

            (a)   [                                                           ];
            (b)   [           ];
            (c)   [                             ]; and
            (d)   [                                                           ].

      MAINTENANCE AGREEMENT means an obligation by LICENSEE, SUBSIDIARY, DISTRIBUTOR or LICENSEE's contractor or agent to furnish on-going bug fixes, releases, upgrades, and/or technical support of COMPUTER SOFTWARE.

      NEW SOFTWARE PRODUCT means all or any portion of deliverables, such as COMPUTER PROGRAMS, documentation and/or other information specifically listed in Appendix B-DELIVERABLE COMPRISING NEW SOFTWARE PRODUCT.

      PRIOR LICENSE AGREEMENTS means the Software License Agreement and the Software Sublicensing Agreement, both effective April 1, 1991, between American Telephone and Telegraph Company and Statistical Sciences, Inc., as well as amendments thereto.

      PRIOR SOFTWARE PRODUCT means all computer programs, documentation and other information which comprised "software product" as defined in PRIOR LICENSE AGREEMENTS, as well as other related information, documentation and software furnished to LICENSEE prior to the effective date of this Agreement.

      SOFTWARE PRODUCT means PRIOR SOFTWARE PRODUCT and NEW SOFTWARE PRODUCT.

      SOLE LICENSEE PERIOD means the period beginning February 18, 1996, and ending the [ ] of: (i) the date of terminating rights and licenses granted herein pursuant to Article VI, or (ii) the [ ] termination of certain rights and licenses pursuant to Section 4.02 if Section 4.02 as a result of LICENSEE's failure to fulfill its obligations pursuant to Section 4.01.

      SUBLICENSE REVENUE:

      (a)   for the case where: (i) the [               ] of [                ]
is [                    ] or [                                   ] ([      ]%)
of the [                ] of [                        ] furnished by LICENSEE,
SUBSIDIARIES and DISTRIBUTORS, and (ii) such [                                ]
do not include [                        ] which include [                    ],
SUBLICENSE REVENUE means the [                 ] of [                         ]
furnished by LICENSEE, SUBSIDIARIES and DISTRIBUTORS;

      (b)   for the case where: (i) the [                   ] of [            ]
is [            ] or [                        ] ([    ]%) of the [            ]
of [                         ] furnished by LICENSEE, SUBSIDIARIES and
DISTRIBUTORS, and (ii) one or more [                        ] include [       ]
containing [                            ], SUBLICENSE REVENUE means the [     ]
of [                        ] furnished by LICENSEE, SUBSIDIARIES and
DISTRIBUTORS [          ] ([    ]) of the [                       ] of all such
[                        ] that [          ] such [       ]; or

      (c)   for the case where the [                  ] of [               ] is
[                              ] ([    ]%) of the [                        ] of

[                       ] furnished by LICENSEE, SUBSIDIARIES and DISTRIBUTORS,
SUBLICENSE REVENUE means the [                ] of [                          ]
furnished by LICENSEE, SUBSIDIARIES and DISTRIBUTORS [             ] ([  ]) of
the [                       ] of [                          ] ([     ]%) of the
[                        ] of [                        ] furnished by LICENSEE,
SUBSIDIARIES and DISTRIBUTORS.

      SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.

STATISTICAL SCIENCES - IPKEO - 121896


                                   APPENDIX B

                 DELIVERABLES COMPRISING NEW SOFTWARE PRODUCT



      Version [ ] of S, consisting of the following files [ ] and for on-line documentation:

[

STATISTICAL SCIENCES - IPKEO - 121896

STATISTICAL SCIENCES - IPKEO - 121896






































                                    ]

STATISTICAL SCIENCES - IPKEO - 121896

                                   APPENDIX C

                               YEARLY FEE SCHEDULE



         Payment                    Due Date                 Yearly Fee
         -------                    --------                 ----------

            [                                                       $

                                                                    $

                                                                    $

                                                                    $

                                                                    $

                                                                   $]

STATISTICAL SCIENCES - IPKEO - 121896

                                   APPENDIX D

                            SUBLICENSING FEE SCHEDULE



                 YEAR                                FEES
        (beginning February 18)                      ----
        -----------------------
                 [  ]                   [  ] of SUBLICENSE REVENUE
                 [  ]                   [  ] of SUBLICENSE REVENUE
                 [  ]                   [  ] of SUBLICENSE REVENUE
                 [  ]                   [  ] of SUBLICENSE REVENUE
                 [  ]                   [  ] of SUBLICENSE REVENUE
                 [  ]                   [  ] of SUBLICENSE REVENUE